UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective
Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2014
Class IA: $9.71	Class IB: $9.68

Total return at net asset value
						George
					Barclays	Putnam
			S&P 500	Russell	U.S.	Blended
			Index	1000	Aggregate	Index
(as of	Class IA	Class IB	(primary	Value	Bond	(secondary
6/30/14)	shares*	shares*	benchmark)	Index	Index	benchmark)

6 months	6.43%	6.29%	7.14%	8.28%	3.93%	5.93%

1 year	16.19	15.80	24.61	23.81	4.37	16.26

5 years	86.05	83.82	136.98	140.95	26.74	88.17
Annualized	13.22	12.95	18.83	19.23	4.85	13.48

10 years	53.44	49.58	111.59	116.41	61.87	101.17
Annualized	4.37	4.11	7.78	8.03	4.93	7.24

Life	91.84	84.99	137.62	175.66	137.84	160.66
Annualized	4.11	3.88	5.50	6.47	5.51	6.11

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance. The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Effective June 10, 2014, the fund’s primary benchmark was changed from the Russell 1000 Value Index to the S&P 500 Index. The S&P 500 Index is more representative than the Russell 1000 Value Index of the large company stocks in which the fund invests. Also effective June 10, 2014, the representation of 60% of the fund’s secondary benchmark, the George Putnam Blended Index, was changed from the Russell 1000 Value Index to the S&P 500 Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you describe the market environment during the six-month period ended June 30, 2014?

We came into the year expecting economic growth to be strong and interest rates to rise, but the opposite occurred. Unusually harsh winter weather in the United States was a challenge for many sectors, and geopolitical tensions in a number of areas around the globe caused Treasury bond prices to rise and interest rates to fall.

After the pronounced slowdown in business activity in the first calendar quarter, the economy and markets recovered nicely. Volatility as measured by the VIX [Chicago Board Options Exchange Volatility Index] was quite low, and the broad market has moved up repeatedly to new highs. Markets effectively looked through the first quarter’s slowdown, as did the U.S. Federal Reserve, which has been steadily proceeding with its $10 billion monthly reduction in economic stimulus.

What factors contributed to the fund’s outperformance of its secondary benchmark, the George Putnam Blended Index, during the period?

Stock selection results among the largest companies represented in the fund’s equity portfolio were particularly strong during the period. U.S. energy service companies Halliburton and Hi-Crush Partners, for example, benefited from a robust spending environment in the United States. In addition, the stock of U.K. pharmaceutical company AstraZeneca, which is widely perceived to have a strong pipeline of new cancer drug therapies, rose on speculation that it might be acquired by another large-company pharmaceuticals maker.

What were some examples of stocks that detracted from performance?

On the negative side, the stock of U.S. retailer Bed Bath & Beyond suffered as the company encountered intensifying competition from online retailers, combined with slower demand overall. Philip Morris also was a drag on performance as its lackluster earnings weighed on its stock price early in the period.

How did falling interest rates affect the fund?

Overall, the decline in interest rates did not help the fund, as the bond portfolio has a shorter duration — or lower interest-rate sensitivity — than the bond benchmark, the Barclays U.S. Aggregate Bond Index. By contrast, the fund’s holdings of mortgage-related debt, particularly commercial mortgage-backed securities [CMBS], performed well during the period, and this offset some of the weakness from the fund’s duration positioning.

Did other factors aid performance of the bond portfolio?

Tightening of corporate spreads, or a narrowing of the difference in yield between corporate bonds and U.S. Treasuries with similar maturity dates, also helped the fund during the period. The bond portfolio has a slightly lower quality rating than the Barclays U.S. Aggregate Bond Index, and this helped the fund as corporate spreads tightened.

Our exposure to financial companies such as banks and insurance entities also aided results. The financials sector is generally still in the process of repairing its balance sheet after the 2008 financial crisis. As bond investors, we benefit from some things that might hurt financial stocks. For example, tighter regulations require banks to hold more capital in reserve. While this may make it harder for banks to earn money, it also makes it harder for them to default on their debt obligations.

What is your outlook for the stock and bond markets in the months ahead?

At this point in 2014, it is clear that we find ourselves in a lower-return environment than was the case for much of 2013. But our research indicates that we are in the middle of a curve of historical valuations — that is, we believe that stocks continue to have upside potential that could last beyond 2014. In this environment, we firmly believe that active management focused on finding a fundamental research edge over consensus Wall Street opinion is both a key to beating the market and a prudent way to invest.

We also believe the economic backdrop in the quarters ahead will be supportive of riskier fixed-income assets. That said, there are global risk factors that we are watching, including recent developments in Iraq and the effect this could have on oil prices. Additionally, we continue to monitor the situation in Ukraine, as well as economic transitions under way in China. Volatility has been relatively low among most financial assets, and spread markets have generally continued to tighten toward pre-crisis levels. In our view, that suggests the markets may be more vulnerable to shocks and surprises.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices,

2 Putnam VT George Putnam Balanced Fund

changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, who is also Director of Global Equity Research at Putnam, joined Putnam in 2011 and has been in the industry since 1999. Aaron replaced David Calabro, who retired on May 30, 2014.

Portfolio Manager Kevin F. Murphy leads the fund’s fixed-income strategy. Kevin joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.69	$4.96	$3.61	$4.86

Ending value
(after expenses)	$1,064.30	$1,062.90	$1,021.22	$1,019.98

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (64.8%)*	Shares	Value

Basic materials (3.0%)
Air Products & Chemicals, Inc.	1,552	$199,618

Airgas, Inc.	406	44,217

Allegheny Technologies, Inc.	1,595	71,935

Axiall Corp.	2,796	132,167

Cemex SAB de CV ADR (Mexico)	1,693	22,398

Chemtura Corp. †	3,429	89,600

Constellium NV Class A (Netherlands) †	2,135	68,448

Dow Chemical Co. (The)	11,332	583,145

Eagle Materials, Inc.	359	33,847

Fortune Brands Home & Security, Inc.	6,219	248,325

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	7,131	260,282

Hi-Crush Partners LP (Units)	6,300	413,028

Huntsman Corp.	7,661	215,274

LyondellBasell Industries NV Class A	2,550	249,008

MeadWestvaco Corp.	6,799	300,924

Monsanto Co.	5,059	631,060

Newmont Mining Corp.	2,103	53,500

Nucor Corp.	1,276	62,843

Packaging Corp. of America	1,871	133,758

Praxair, Inc.	1,520	201,917

S&W Seed Co. †	4,544	29,491

Sealed Air Corp.	4,604	157,319

Solvay SA (Belgium)	622	107,059

Steel Dynamics, Inc.	1,885	33,836

Symrise AG (Germany)	5,887	320,790

Tronox, Ltd. Class A	2,976	80,054

Wacker Chemie AG (Germany)	862	99,538

		4,843,381
Capital goods (2.6%)
Airbus Group NV (France)	4,867	326,155

Allegion PLC (Ireland)	400	22,672

Eaton Corp PLC	4,600	355,028

Embraer SA ADR (Brazil)	300	10,929

Gaztransport Et Technigaz SA (France)	3,034	197,794

General Dynamics Corp.	12,600	1,468,529

HD Supply Holdings, Inc. †	5,800	164,662

Joy Global, Inc.	500	30,790

Northrop Grumman Corp.	7,400	885,262

Raytheon Co.	1,200	110,700

Rockwell Collins, Inc.	3,000	234,420

Trinseo SA †	3,831	79,685

United Technologies Corp.	3,300	380,985

		4,267,611
Communication services (3.0%)
American Tower Corp. R	5,600	503,888

Comcast Corp. Class A	22,200	1,191,696

Corning, Inc.	4,247	93,222

DIRECTV †	1,100	93,511

DISH Network Corp. Class A †	6,100	396,988

Juniper Networks, Inc. †	8,200	201,228

Liberty Global PLC Ser. C (United Kingdom)	20,300	858,893

Time Warner Cable, Inc.	1,500	220,950

Verizon Communications, Inc.	28,040	1,371,997

		4,932,373
Communications equipment (0.3%)
Cisco Systems, Inc.	18,200	452,270

		452,270

COMMON STOCKS (64.8%)* cont.	Shares	Value

Computers (3.9%)
Akamai Technologies, Inc. †	1,300	$79,378

Anixter International, Inc.	8,700	870,609

ANSYS, Inc. †	400	30,328

Apple, Inc.	48,190	4,478,297

Hewlett-Packard Co.	6,400	215,552

NetApp, Inc.	3,100	113,212

SanDisk Corp.	3,093	323,002

ServiceNow, Inc. †	1,700	105,332

Western Digital Corp.	2,037	188,015

		6,403,725
Conglomerates (1.0%)
General Electric Co.	3,800	99,864

Siemens AG (Germany)	6,254	825,960

Tyco International, Ltd.	14,900	679,440

		1,605,264
Consumer cyclicals (7.6%)
Advance Auto Parts, Inc.	400	53,968

Amazon.com, Inc. †	2,800	909,384

Bed Bath & Beyond, Inc. †	6,000	344,280

Brunswick Corp.	3,000	126,390

CaesarStone Sdot-Yam, Ltd. (Israel)	2,500	122,700

CBS Corp. Class B (non-voting shares)	10,900	677,326

Ctrip.com International, Ltd. ADR (China) †	3,800	243,352

D.R. Horton, Inc.	6,400	157,312

Dollar General Corp. †	4,400	252,384

Five Below, Inc. †	6,600	263,406

Ford Motor Co.	6,200	106,888

Gap, Inc. (The)	5,100	212,007

General Motors Co.	7,400	268,620

Hanesbrands, Inc.	1,600	157,504

Hilton Worldwide Holdings, Inc. †	14,330	333,889

Home Depot, Inc. (The)	8,500	688,160

Johnson Controls, Inc.	2,300	114,839

Live Nation Entertainment, Inc. †	16,500	407,384

Macy’s, Inc.	5,200	301,704

Madison Square Garden Co. (The) Class A †	5,700	355,965

MasterCard, Inc. Class A	6,900	506,943

Michael Kors Holdings, Ltd. †	3,000	265,950

NIKE, Inc. Class B	7,400	573,870

Office Depot, Inc. †	46,400	264,016

Penn National Gaming, Inc. †	8,200	99,548

Priceline Group, Inc. (The) †	600	721,800

PulteGroup, Inc.	14,500	292,320

RE/MAX Holdings, Inc. Class A	7,300	216,007

Tesla Motors, Inc. †	100	24,006

TJX Cos., Inc. (The)	8,100	430,515

Tumi Holdings, Inc. †	20,912	420,959

Twenty-First Century Fox, Inc.	14,700	516,705

Vail Resorts, Inc.	2,600	200,668

Wal-Mart Stores, Inc.	6,500	487,955

Walt Disney Co. (The)	6,400	548,736

Whirlpool Corp.	2,400	334,128

Wyndham Worldwide Corp.	3,900	295,308

		12,296,896
Consumer staples (6.1%)
Dunkin’ Brands Group, Inc.	5,300	242,793

58.Com, Inc. ADR (China) †	700	37,842

Altria Group, Inc.	16,132	676,576

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (64.8%)* cont.	Shares	Value

Consumer staples cont.
Annie’s, Inc. †	1,200	$40,584

Bloomin’ Brands, Inc. †	1,800	40,374

Bright Horizons Family Solutions, Inc. †	4,600	197,524

Coca-Cola Enterprises, Inc.	4,900	234,122

Colgate-Palmolive Co.	9,169	625,142

Costco Wholesale Corp.	4,200	483,672

Coty, Inc. Class A	41,028	702,810

CVS Caremark Corp.	7,300	550,201

Dr. Pepper Snapple Group, Inc.	7,000	410,060

Energizer Holdings, Inc.	300	36,609

General Mills, Inc.	500	26,270

Groupon, Inc. †	13,400	88,708

Hershey Co. (The)	1,500	146,055

Hillshire Brands Co. (The)	300	18,690

JM Smucker Co. (The)	1,200	127,884

Kellogg Co.	3,000	197,100

Keurig Green Mountain, Inc.	800	99,688

Kraft Foods Group, Inc.	4,000	239,800

Lorillard, Inc.	2,752	167,789

Mead Johnson Nutrition Co.	2,900	270,193

Mondelez International, Inc. Class A	11,400	428,754

Monster Beverage Corp. †	4,000	284,120

Netflix, Inc. †	300	132,180

PepsiCo, Inc.	11,300	1,009,542

Philip Morris International, Inc.	17,380	1,465,307

Pinnacle Foods, Inc.	2,300	75,670

Starbucks Corp.	5,000	386,900

Tyson Foods, Inc. Class A	300	11,262

Walgreen Co.	4,400	326,172

Whole Foods Market, Inc.	3,900	150,657

		9,931,050
Electronics (1.6%)
Broadcom Corp. Class A	4,437	164,701

Honeywell International, Inc.	5,900	548,405

Intel Corp.	31,514	973,783

L-3 Communications Holdings, Inc.	1,700	205,275

Micron Technology, Inc. †	15,862	522,653

Texas Instruments, Inc.	3,138	149,965

		2,564,782
Energy (6.6%)
Aker Solutions ASA (Norway)	17,465	303,524

Antero Resources Corp. †	2,600	170,638

Cabot Oil & Gas Corp.	7,400	252,636

Cheniere Energy, Inc. †	5,100	365,670

CONSOL Energy, Inc.	2,122	97,761

Dril-Quip, Inc. †	700	76,468

EOG Resources, Inc.	9,000	1,051,740

EP Energy Corp. Class A †	20,200	465,610

Exxon Mobil Corp.	27,500	2,768,700

Halliburton Co.	11,000	781,110

Marathon Oil Corp.	12,500	499,000

NextEra Energy Partners LP †	1,910	64,004

Noble Energy, Inc.	6,700	518,982

QEP Resources, Inc.	19,600	676,200

Rowan Cos. PLC Class A	3,000	95,790

Royal Dutch Shell PLC ADR (United Kingdom)	8,385	690,672

Schlumberger, Ltd.	8,700	1,026,165

COMMON STOCKS (64.8%)* cont.	Shares	Value

Energy cont.
SPT Energy Group, Inc. (China)	156,000	$82,122

Suncor Energy, Inc. (Canada)	13,900	592,557

Transocean, Ltd. (Switzerland)	2,179	98,120

Weatherford International PLC †	2,400	55,200

		10,732,669
Financials (10.2%)
Altisource Residential Corp. R	5,928	154,306

American Express Co.	8,200	777,934

American International Group, Inc.	14,100	769,578

Ameriprise Financial, Inc.	3,100	372,000

Assured Guaranty, Ltd.	13,100	320,950

AvalonBay Communities, Inc. R	2,000	284,380

Bank of America Corp.	86,900	1,335,653

Berkshire Hathaway, Inc. Class B †	1,600	202,496

Capital One Financial Corp.	2,100	173,460

Carlyle Group LP (The)	12,200	414,312

CBRE Group, Inc. Class A †	2,900	92,916

Charles Schwab Corp. (The)	25,700	692,101

Citigroup, Inc.	13,250	624,075

CME Group, Inc.	7,500	532,125

Discover Financial Services	5,800	359,484

Equity Lifestyle Properties, Inc. R	2,200	97,152

Fifth Third Bancorp	15,700	335,195

Gaming and Leisure Properties, Inc. R	5,817	197,603

General Growth Properties R	5,500	129,580

Genworth Financial, Inc. Class A †	21,700	377,580

Hartford Financial Services Group, Inc. (The)	12,000	429,720

Invesco, Ltd.	2,500	94,375

JPMorgan Chase & Co.	30,100	1,734,361

KeyCorp	23,000	329,590

KKR & Co. LP	21,700	527,961

MetLife, Inc.	10,500	583,380

Morgan Stanley	1,850	59,811

Plum Creek Timber Co., Inc. R	1,400	63,140

Prologis, Inc. R	4,300	176,687

Prudential PLC (United Kingdom)	11,790	270,579

Public Storage R	700	119,945

Regions Financial Corp.	22,000	233,640

Simon Property Group, Inc. R	1,200	199,536

State Street Corp.	4,900	329,574

Visa, Inc. Class A	4,100	863,911

Vornado Realty Trust R	1,300	138,749

Washington Prime Group, Inc. † R	600	11,244

Wells Fargo & Co.	36,900	1,939,464

WisdomTree Investments, Inc. †	9,400	116,184

		16,464,731
Health care (9.1%)
Cerner Corp. †	800	41,264

Abbott Laboratories	5,600	229,040

AbbVie, Inc.	14,300	807,092

Actavis PLC †	3,700	825,285

Aetna, Inc.	4,400	356,752

Allergan, Inc.	2,600	439,972

AstraZeneca PLC ADR (United Kingdom)	5,000	371,550

Baxter International, Inc.	5,800	419,340

Biogen Idec, Inc. †	1,800	567,558

Boston Scientific Corp. †	6,300	80,451

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (64.8%)* cont.	Shares	Value

Health care cont.
Bristol-Myers Squibb Co.	16,500	$800,415

Cardinal Health, Inc.	900	61,704

Catamaran Corp. †	1,700	75,072

Celgene Corp. †	9,800	841,624

CIGNA Corp.	4,000	367,880

Community Health Systems, Inc. †	2,600	117,962

Covidien PLC	1,325	119,489

Eli Lilly & Co.	9,600	596,832

ExamWorks Group, Inc. †	3,600	114,228

Express Scripts Holding Co. †	3,900	270,387

Gilead Sciences, Inc. †	17,100	1,417,760

HCA Holdings, Inc. †	2,000	112,760

InterMune, Inc. †	4,700	207,505

Johnson & Johnson	5,800	606,796

LifePoint Hospitals, Inc. †	1,800	111,780

McKesson Corp.	1,300	242,073

Medidata Solutions, Inc. †	300	12,843

Medtronic, Inc.	4,500	286,920

Merck & Co., Inc.	14,300	827,255

PerkinElmer, Inc.	4,700	220,148

Pfizer, Inc.	18,515	549,525

Retrophin, Inc. †	8,600	100,964

St. Jude Medical, Inc.	6,000	415,500

Thermo Fisher Scientific, Inc.	4,600	542,800

Tornier NV (Netherlands) †	6,600	154,308

TransEnterix, Inc. †	6,700	33,768

UnitedHealth Group, Inc.	2,200	179,850

Ventas, Inc. R	4,300	275,630

Vertex Pharmaceuticals, Inc. †	3,500	331,380

WellCare Health Plans, Inc. †	900	67,194

WellPoint, Inc.	1,700	182,937

WuXi pharmaTech Cayman, Inc. ADR (China) †	1,100	36,146

Zimmer Holdings, Inc.	3,000	311,580

		14,731,319
Semiconductor (0.9%)
Applied Materials, Inc.	6,827	153,949

KLA-Tencor Corp.	2,081	151,164

Lam Research Corp. †	4,773	322,559

Qualcomm, Inc.	10,500	831,600

		1,459,272
Software (2.2%)
Adobe Systems, Inc. †	2,800	202,608

Electronic Arts, Inc. †	2,800	100,436

Intuit, Inc.	1,731	139,397

Microsoft Corp.	31,341	1,306,920

Oracle Corp.	28,100	1,138,893

PTC, Inc. †	4,000	155,200

Red Hat, Inc. †	5,800	320,566

Tencent Holdings, Ltd. (China)	12,600	192,160

		3,556,180
Technology (0.3%)
Avago Technologies, Ltd.	1,119	80,646

CACI International, Inc. Class A †	5,500	386,155

		466,801

COMMON STOCKS (64.8%)* cont.	Shares	Value

Technology services (3.1%)
Cognizant Technology Solutions Corp. Class A †	4,300	$210,313

Computer Sciences Corp.	4,600	290,720

eBay, Inc. †	11,100	555,666

Facebook, Inc. Class A †	13,900	935,331

Fidelity National Information Services, Inc.	4,600	251,804

Google, Inc. Class C †	3,787	2,178,585

Pandora Media, Inc. †	1,900	56,050

Qihoo 360 Technology Co., Ltd. ADR (China) †	900	82,836

Yahoo!, Inc. †	9,200	323,196

Yandex NV Class A (Russia) †	2,500	89,100

		4,973,601
Transportation (1.2%)
American Airlines Group, Inc. †	3,700	158,952

Delta Air Lines, Inc.	13,600	526,592

Genesee & Wyoming, Inc. Class A †	2,400	252,000

Spirit Airlines, Inc. †	5,500	347,820

Union Pacific Corp.	7,400	738,150

		2,023,514
Utilities and power (2.1%)
Abengoa Yield PLC (United Kingdom) †	1,527	57,751

Ameren Corp.	4,200	171,696

American Electric Power Co., Inc.	4,900	273,273

American Water Works Co., Inc.	2,800	138,460

Calpine Corp. †	15,200	361,912

Dominion Resources, Inc.	1,400	100,128

Duke Energy Corp.	1,866	138,439

Edison International	6,500	377,715

Energy Transfer Equity LP	2,000	117,880

FirstEnergy Corp.	4,800	166,656

NextEra Energy, Inc.	2,700	276,696

NiSource, Inc.	3,100	121,953

NRG Energy, Inc.	12,000	446,400

PG&E Corp.	8,240	395,685

Sempra Energy	2,300	240,833

		3,385,477

Total common stocks (cost $84,094,642)		$105,090,916

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.5%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (7.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 4 1/2s, May 1, 2044 F	$1,100,000	$1,193,876

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	517,636	580,221
5s, August 1, 2033	186,384	207,192
4 1/2s, August 1, 2041	691,725	749,333
4 1/2s, TBA, July 1, 2044	5,000,000	5,415,625
4s, TBA, July 1, 2044	1,000,000	1,061,406
3 1/2s, TBA, July 1, 2044	1,000,000	1,029,531
3s, TBA, July 1, 2044	2,000,000	1,975,938

		12,213,122
Total U.S. government and agency mortgage
obligations (cost $12,080,053)		$12,213,122

Putnam VT George Putnam Balanced Fund 7

U.S. TREASURY OBLIGATIONS (11.4%)*	Principal amount	Value

U.S. Treasury Bonds 3 3/4s, November 15, 2043	$160,000	$172,786

U.S. Treasury Notes
3 1/2s, February 15, 2018	2,620,000	2,838,018
3s, September 30, 2016	5,310,000	5,601,635
2 3/4s, November 15, 2023	220,000	225,485
1 3/4s, May 31, 2016	3,320,000	3,404,021
1 1/8s, December 31, 2019	600,000	579,703
1s, August 31, 2016	4,390,000	4,435,401
0 3/4s, March 31, 2018	1,190,000	1,169,187

Total U.S. Treasury obligations (cost $18,453,546)		$18,426,236

CORPORATE BONDS AND NOTES (15.9%)*	Principal amount	Value

Basic materials (0.7%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036
(Canada)	$45,000	$58,062

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019
(France)	60,000	76,800

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	77,000	82,311

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	53,000	56,111

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	13,549

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	29,563

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	17,359

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	185,650

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,449

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016
(Canada)	66,000	72,622

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	34,000	35,079

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	15,057

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	61,000	62,518

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	31,062

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	23,894

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	10,072

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	55,000	67,105

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	27,123

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	34,792

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	55,377

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s,
2032 R	82,000	110,796

		1,070,351
Capital goods (0.4%)
Delphi Corp. company guaranty sr. unsec.
unsub. notes 4.15s, 2024	50,000	51,916

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	104,000	144,638

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	159,390

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	45,904

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	18,441

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Capital goods cont.
United Technologies Corp. sr. unsec.
unsub. notes 4 1/2s, 2042	$35,000	$36,658

Waste Management, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2032	100,000	141,614

		598,561
Communication services (1.2%)
American Tower Corp. sr. unsec.
unsub. notes 3.4s, 2019 R	95,000	99,385

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	30,116

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G,
6 7/8s, 2028	110,000	112,200

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	34,979

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	115,981

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	14,171

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	70,513

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021
(France)	46,000	49,400

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	52,000	60,202

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	14,020

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	35,000	34,067

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	187,685

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	40,000	42,520

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	45,000	62,993

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	200,000	200,750

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	125,000	141,933

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	159,317

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 7.045s, 2036 (Spain)	10,000	12,646

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	22,000	29,595

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	175,000	214,618

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	137,328

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	175,777

		2,000,196
Consumer cyclicals (1.3%)
21st Century Fox America, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	172,543

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	25,000	35,123

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	33,000	36,383

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	133,000	178,723

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	80,000	75,556

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	99,568

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	$34,000	$52,853

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	271,408

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	27,248

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	25,000	25,813

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040
(Mexico)	90,000	109,886

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	131,599

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	55,304

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	24,254

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	29,288

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	34,000	42,528

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.7s, 2034	40,000	50,432

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	22,253

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	10,621

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 5/8s, 2024	230,000	228,646

Marriott International, Inc. sr. unsec.
unsub. notes 3s, 2019	45,000	46,596

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	65,972

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	25,000	25,559

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	9,000	11,317

QVC, Inc. company guaranty sr. notes 4.85s, 2024	50,000	52,285

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	62,489

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	70,000	71,750

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	57,415

		2,073,412
Consumer staples (1.2%)
Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	75,000	76,935

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	14,000	18,345

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	19,000	25,249

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	184,000	177,314

Anheuser-Busch Cos., LLC company
guaranty sr. unsec. unsub. notes 5 1/2s, 2018	115,000	130,666

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	38,255

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	147,549

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	158,551	197,944

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	14,836	15,802

Delhaize Group SA company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	17,000	17,852

Delhaize Group SA company guaranty sr. unsec.
unsub. notes 6 1/2s, 2017 (Belgium)	80,000	90,210

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	$230,000	$301,171

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	150,000	196,553

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	120,000	120,889

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	5,000	6,332

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	96,869

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	109,549

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	25,000	26,157

Mondelez International, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	104,000	132,990

		1,926,631
Energy (1.2%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	204,214

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4 1/2s, 2020
(United Kingdom)	30,000	33,194

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	60,647

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	34,898

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	73,125

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	110,000	155,358

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	30,874

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	19,686

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	67,691

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	36,050

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	135,490

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	72,174

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	156,000	177,255

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	176,014

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	91,813

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	138,785

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	79,694

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	150,000	221,568

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	36,759

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	39,770

Weatherford International, Ltd. of Bermuda
company guaranty sr. unsec. notes 9 5/8s, 2019
(Bermuda)	23,000	30,183

Williams Partners LP sr. unsec. notes 5.4s, 2044	43,000	45,992

Williams Partners LP sr. unsec. notes 4.3s, 2024	42,000	43,560

		2,004,794
Financials (7.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	120,000	160,158

Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	65,976

American Express Co. sr. unsec. notes 7s, 2018	16,000	19,026

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Financials cont.
American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2058	$114,000	$157,035

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	189,958

ARC Properties Operating Partnership LP/Clark
Acquisition, LLC 144A company
guaranty sr. unsec. unsub. notes 4.6s, 2024 R	90,000	92,297

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	94,802

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	75,000	80,344

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	200,000	276,642

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	317,636

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 6.4s, 2017	205,000	235,902

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7 1/4s, 2018	44,000	52,363

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	98,000	97,518

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 5.186s, perpetual maturity (France)	130,000	132,438

BPCE SA 144A unsec. sub. notes 5.15s, 2024
(France)	200,000	211,473

Camden Property Trust sr. unsec. notes 4 7/8s,
2023 R	187,000	205,322

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	105,000	111,948

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	15,000	19,173

Citigroup, Inc. sub. notes 5s, 2014	140,000	141,240

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	200,000	226,927

Credit Suisse/New York sr. unsec. notes 5.3s, 2019	100,000	114,395

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	120,209

Duke Realty LP company guaranty sr. unsec.
notes 6 3/4s, 2020 R	120,000	143,006

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	128,513

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	25,000	28,583

EPR Properties unsec. notes 5 1/4s, 2023 R	50,000	52,206

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, perpetual maturity	29,000	27,862

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	215,000	239,188

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	175,000	230,853

Genworth Holdings, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	126,000	157,860

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	311,260

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	215,000	239,252

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	150,046

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	417,000

HSBC Holdings PLC unsec. sub. notes 5 1/4s, 2044
(United Kingdom)	200,000	214,843

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	100,000	101,277

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	200,000	225,627

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	50,288

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	$110,000	$122,925

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.224s, 2047	488,000	389,180

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	45,000	53,100

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	112,636

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	155,000	246,849

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	150,000	173,046

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	497,000

Mid-America Apartments LP sr. unsec. notes 4.3s,
2023 R	30,000	31,292

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	51,263

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	79,714

Nordea Bank AB 144A sub. notes 4 7/8s, 2021
(Sweden)	200,000	217,105

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	58,543

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	34,434

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	35,924

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	383,000	426,088

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	35,000	37,581

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	137,000	138,884

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	45,743

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA 144A jr. unsec. sub. FRN notes 11s, perpetual
maturity (Netherlands)	150,000	201,404

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	128,853

Royal Bank of Scotland PLC (The) unsec. sub. FRN
notes 9 1/2s, 2022 (United Kingdom)	190,000	223,250

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	180,000	191,305

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	100,000	105,157

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	70,202

Standard Chartered PLC unsec. sub. notes 5.7s,
2022 (United Kingdom)	200,000	220,682

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.231s, 2037	306,000	258,188

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	46,925

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	40,000	53,344

Travelers Property Casualty Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	40,000	54,819

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	360,000	433,465

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	337,982

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	105,939

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	123,572

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024	135,000	140,411

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	30,000	32,063

		11,319,314

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Government (0.4%)
International Bank for Reconstruction & Development
sr. unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	$500,000	$696,055

		696,055
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	63,797

Mylan, Inc./PA company guaranty sr. unsec.
notes 2.6s, 2018	15,000	15,247

Omega Healthcare Investors, Inc. 144A sr. unsec.
notes 4.95s, 2024 R	70,000	71,495

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	60,665

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,466

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	47,116

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	30,544

		307,330
Technology (0.1%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	62,000	57,221

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	128,258

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	20,000	23,825

		209,304
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	96,868

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	47,727

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	10,191	10,905

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	34,252	36,736

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020	7,000	6,700

Kansas City Southern Railway Co. (The) company
guaranty sr. unsec. notes 4.3s, 2043	13,000	12,340

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	71,477

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	90,214	104,197

		386,950
Utilities and power (2.0%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	66,155

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	23,000	23,931

Beaver Valley Funding Corp. sr. bonds 9s, 2017	11,000	11,606

Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	120,000	131,833

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	18,262

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	35,000	34,604

Dominion Resources, Inc./VA sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	103,013

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	70,000	71,027

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	109,999

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	104,984

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	35,198

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	159,522

CORPORATE BONDS AND NOTES (15.9%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec.
notes 6s, 2114 (France)	$100,000	$113,150

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	46,044

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	37,631

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	139,537

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	38,767

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	138,762

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	56,875

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	140,000	141,847

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	30,000	37,288

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	44,671

Kansas Gas and Electric Co. bonds 5.647s, 2021	31,933	34,320

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 3 1/2s, 2021	40,000	40,555

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	13,045

Nevada Power Co. mtge. notes 7 1/8s, 2019	45,000	55,102

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	70,286

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	64,502

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	55,000	69,799

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	30,000	36,179

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	37,000	39,863

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	5,350

PPL WEM Holdings, Ltd. 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	236,215

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	99,000	103,882

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	17,238

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	135,000	175,158

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	180,000	187,425

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	34,828

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067	300,000	309,750

		3,158,203

Total corporate bonds and notes (cost $23,055,566)		$25,751,101

MORTGAGE-BACKED SECURITIES (0.3%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB
Ser. 05-1, Class A4, 5.347s, 2042	$136,632	$137,379

Federal Home Loan Mortgage Corporation
Ser. T-56, Class A, IO, 0.524s, 2043	704,124	11,992
Ser. T-56, Class 1, IO, zero %, 2043	648,974	51
Ser. T-56, Class 2, IO, zero %, 2043	616,888	1,928
Ser. T-56, Class 3, IO, zero %, 2043	499,490	39

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.902s, 2032	32,726	23,589

Putnam VT George Putnam Balanced Fund 11

MORTGAGE-BACKED SECURITIES (0.3%)* cont.	Principal amount	Value

GS Mortgage Securities Trust 144A Ser. 98-C1,
Class F, 6s, 2030	$9,832	$9,820

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	50,065	52,318
Ser. 98-C4, Class H, 5.6s, 2035	143,000	149,255

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.773s, 2049	29,960	29,990

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	217,548	54,387

Total mortgage-backed securities (cost $435,213)		$470,749

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$42,735

IL State G.O. Bonds, 4.421s, 1/1/15	65,000	66,260

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	75,628

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	45,237

Total municipal bonds and notes (cost $190,199)		$229,860

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	2,131	$138,920

Total convertible preferred stocks (cost $106,550)		$138,920

SHORT-TERM INVESTMENTS (6.0%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07% L	Shares 9,595,930	$9,595,930

U.S. Treasury Bills with an effective yield
of 0.04%, October 23, 2014 #	$100,000	99,988

Total short-term investments (cost $9,695,918)		$9,695,918

Total investments (cost $148,111,687)		$172,016,822

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $162,197,719.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,300,277 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

12 Putnam VT George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $5,770,915) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Sell	9/17/14	$647,187	$633,616	$(13,571)

	Canadian Dollar	Sell	7/17/14	264,184	259,418	(4,766)

Citibank, N.A.

	Euro	Sell	9/17/14	618,417	614,879	(3,538)

Credit Suisse International

	British Pound	Sell	9/17/14	647,016	633,507	(13,509)

	Euro	Sell	9/17/14	618,691	615,107	(3,584)

	Norwegian Krone	Sell	9/17/14	294,892	301,097	6,205

Deutsche Bank AG

	British Pound	Sell	9/17/14	647,016	633,492	(13,524)

HSBC Bank USA, National Association

	Euro	Buy	9/17/14	330,918	330,882	36

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	7/17/14	264,184	259,405	(4,779)

	Euro	Sell	9/17/14	618,691	615,139	(3,552)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/17/14	264,184	259,420	(4,764)

	Euro	Sell	9/17/14	618,691	614,953	(3,738)

Total						$(63,084)

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/14	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini
(Long)	4	$390,480	Sep-14	$(278)

Total				$(278)

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/14 (proceeds receivable	Principal	Settlement
$2,148,125) (Unaudited)	amount	date	Value

Federal National Mortgage Association,
4 1/2s, July 1, 2044	$2,000,000	7/14/14	$2,166,250

Total			$2,166,250

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	1,665	$—	6/19/15	(3 month USD-LIBOR-BBA	A basket (JPCMPTSM) of	$463
				plus 30 bp)	common stocks

Total		$—				$463

Putnam VT George Putnam Balanced Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$4,843,381	$—	$—

Capital goods	4,267,611	—	—

Communication services	4,932,373	—	—

Conglomerates	1,605,264	—	—

Consumer cyclicals	12,296,896	—	—

Consumer staples	9,931,050	—	—

Energy	10,732,669	—	—

Financials	16,464,731	—	—

Health care	14,731,319	—	—

Technology	19,876,631	—	—

Transportation	2,023,514	—	—

Utilities and power	3,385,477	—	—

Total common stocks	105,090,916	—	—

Convertible preferred stocks	138,920	—	—

Corporate bonds and notes	—	25,751,101	—

Mortgage-backed securities	—	470,749	—

Municipal bonds and notes	—	229,860	—

U.S. government and agency mortgage obligations	—	12,213,122	—

U.S. treasury obligations	—	18,426,236	—

Short-term investments	9,595,930	99,988	—

Totals by level	$114,825,766	$57,191,056	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(63,084)	$—

Futures contracts	(278)	—	—

TBA sale commitments	—	(2,166,250)	—

Total return swap contracts	—	463	—

Totals by level	$(278)	$(2,228,871)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $138,515,757)	$162,420,892

Affiliated issuers (identified cost $9,595,930) (Note 5)	9,595,930

Dividends, interest and other receivables	667,636

Receivable for shares of the fund sold	2,075

Receivable for investments sold	270,465

Receivable for variation margin (Note 1)	80

Receivable for sales of delayed delivery securities (Note 1)	2,151,375

Unrealized appreciation on forward currency contracts (Note 1)	6,241

Unrealized appreciation on OTC swap contracts (Note 1)	463

Total assets	175,115,157

Liabilities

Payable to custodian	158

Payable for investments purchased	589,050

Payable for purchases of delayed delivery securities (Note 1)	9,420,188

Payable for shares of the fund repurchased	390,102

Payable for compensation of Manager (Note 2)	69,413

Payable for custodian fees (Note 2)	4,664

Payable for investor servicing fees (Note 2)	24,875

Payable for Trustee compensation and expenses (Note 2)	101,848

Payable for administrative services (Note 2)	263

Payable for distribution fees (Note 2)	16,602

Unrealized depreciation on forward currency contracts (Note 1)	69,325

TBA sale commitments, at value (proceeds receivable $2,148,125) (Note 1)	2,166,250

Other accrued expenses	64,700

Total liabilities	12,917,438

Net assets	$162,197,719

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$217,334,674

Undistributed net investment income (Note 1)	1,168,941

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(80,130,007)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	23,824,111

Total — Representing net assets applicable to capital shares outstanding	$162,197,719

Computation of net asset value Class IA

Net assets	$81,879,238

Number of shares outstanding	8,429,761

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.71

Computation of net asset value Class IB

Net assets	$80,318,481

Number of shares outstanding	8,293,787

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.68

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Dividends (net of foreign tax of $21,530)	$1,211,675

Interest (including interest income of $5,706 from investments in affiliated issuers) (Note 5)	826,114

Total investment income	2,037,789

Expenses

Compensation of Manager (Note 2)	422,761

Investor servicing fees (Note 2)	81,683

Custodian fees (Note 2)	8,717

Trustee compensation and expenses (Note 2)	5,165

Distribution fees (Note 2)	101,230

Administrative services (Note 2)	1,680

Auditing and tax fees	36,990

Other	27,345

Total expenses	685,571

Expense reduction (Note 2)	(2,222)

Net expenses	683,349

Net investment income	1,354,440

Net realized gain on investments (Notes 1 and 3)	24,668,832

Net realized gain on futures contracts (Note 1)	15,602

Net realized gain on foreign currency transactions (Note 1)	7,413

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(63,084)

Net unrealized depreciation of investments, futures contracts, swap contracts, and TBA sale commitments during the period	(15,901,480)

Net gain on investments	8,727,283

Net increase in net assets resulting from operations	$10,081,723

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Decrease in net assets

Operations:

Net investment income	$1,354,440	$2,765,164

Net realized gain on investments and foreign currency transactions	24,691,847	15,126,549

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(15,964,564)	10,975,717

Net increase in net assets resulting from operations	10,081,723	28,867,430

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,466,154)	(1,652,135)

Class IB	(1,265,716)	(1,595,306)

Decrease from capital share transactions (Note 4)	(12,385,508)	(31,672,202)

Total decrease in net assets	(5,035,655)	(6,052,213)

Net assets:

Beginning of period	167,233,374	173,285,587

End of period (including undistributed net investment income of $1,168,941 and $2,546,371, respectively)	$162,197,719	$167,233,374

* Unaudited.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/14†	$9.29	.08	.51	.59	(.17)	—	(.17)	$9.71	6.43*	$81,879	.36 *	.89 *	71*

12/31/13	8.00	.15	1.31	1.46	(.17)	—	(.17)	9.29	18.46	83,435.73		1.74	79

12/31/12	7.25	.15	.77	.92	(.17)	—	(.17)	8.00	12.77	82,153.74		1.99	87

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00 [g,h]	3.15	237

Class IB

6/30/14†	$9.25	.07	.51	.58	(.15)	—	(.15)	$9.68	6.29 *	$80,318	.48*	.77*	71*

12/31/13	7.97	.13	1.30	1.43	(.15)	—	(.15)	9.25	18.09	83,799.98		1.49	79

12/31/12	7.22	.13	.77	.90	(.15)	—	(.15)	7.97	12.54	91,133.99		1.74	87

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25 [g,h]	2.87	237

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover excludes TBA purchase and sale transactions.

f Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and value stocks of large and midsize U.S. companies, with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

18 Putnam VT George Putnam Balanced Fund

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements, that govern OTC derivative and foreign exchange contracts, and Master Securities Forward Transaction Agreements, that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $62,657 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount, have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Putnam VT George Putnam Balanced Fund 19

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement. TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $103,973,943 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$70,200,530	$—	$70,200,530	12/31/16

33,773,413	—	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $148,764,420, resulting in gross unrealized appreciation and depreciation of $23,849,899 and $597,497, respectively, or net unrealized appreciation of $23,252,402.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.7% of the fund is owned by accounts of one insurance company.

Note 2— Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled

20 Putnam VT George Putnam Balanced Fund

directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$40,862
Class IB	40,821

Total	$81,683

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2,222 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$101,230

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $104,077,773 and $109,862,280, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $5,164,032 and $5,066,709, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	113,773	$1,069,975	251,736	$2,190,403	95,928	$890,017	243,154	$2,104,721

Shares issued in connection with reinvestment
of distributions	157,821	1,466,154	197,861	1,652,135	136,539	1,265,716	191,513	1,595,306

	271,594	2,536,129	449,597	3,842,538	232,467	2,155,733	434,667	3,700,027

Shares repurchased	(822,818)	(7,721,873)	(1,732,628)	(14,979,099)	(998,194)	(9,355,497)	(2,811,573)	(24,235,668)

Net decrease	(551,224)	$(5,185,744)	(1,283,031)	$(11,136,561)	(765,727)	$(7,199,764)	(2,376,906)	$(20,535,641)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$18,706,028	$11,686,101	$20,796,199	$5,706	$9,595,930

Total	$18,706,028	$11,686,101	$20,796,199	$5,706	$9,595,930

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Putnam VT George Putnam Balanced Fund 21

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$2,500,000

OTC total return swap contracts (notional)	$71,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$6,241	Payables	$69,325

Equity contracts	Investments, Receivables, Net		Payables, Net assets —
	assets — Unrealized appreciation	463	Unrealized depreciation	278*

Total		$6,704		$69,603

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Futures	Forward currency contracts	Total

Foreign exchange contracts	$—	$8,042	$8,042

Equity contracts	15,602	—	15,602

Total	$15,602	$8,042	$23,644

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Futures	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$—	$(63,084)	$—	$(63,084)

Equity contracts	(278)	—	463	185

Total	$(278)	$(63,084)	463	$(62,899)

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Putnam VT George Putnam Balanced Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays		Credit Suisse	Deutsche	HSBC Bank USA,	JPMorgan	Merrill Lynch, Pierce,	State Street Bank
	Bank PLC	Citibank, N.A.	International	Bank AG	National Association	Chase Bank N.A.	Fenner & Smith, Inc.	and Trust Co.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$463	$—	$—	$463

Futures contracts§	—	—	—	—	—	—	80	—	80

Forward currency contracts#	—	—	6,205	—	36	—	—	—	6,241

Total Assets	$—	$—	$6,205	$—	$36	$463	$80	$—	$6,784

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward currency contracts#	18,337	3,538	17,093	13,524	—	8,331	—	8,502	69,325

Total Liabilities	$18,337	$3,538	$17,093	$13,524	$—	$8,331	$—	$8,502	$69,325

Total Financial and Derivative Net Assets	$(18,337)	$(3,538)	$(10,888)	$(13,524)	$36	$(7,868)	$80	$(8,502)	$(62,541)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(18,337)	$(3,538)	$(10,888)	$(13,524)	$36	$(7,868)	$80	$(8,502)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement. (Note 1)

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

16,564,908	404,048	1,329,042	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

24 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

26 Putnam VT George Putnam Balanced Fund

management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your

Putnam VT George Putnam Balanced Fund 27

fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 158, 150 and 142 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders		H504
of Putnam VT George Putnam Balanced Fund.	289192	8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014